Exhibit 4.1

Execution Version

ING GROEP N.V.,

Issuer

and

THE BANK OF NEW YORK MELLON, LONDON BRANCH,

Trustee

FOURTH SUPPLEMENTAL INDENTURE

Dated as of April 1, 2021

To the Senior Debt Securities Indenture, dated as of March 29, 2017,

Between ING Groep N.V.

and

The Bank of New York Mellon, London Branch, Trustee

$1,100,000,000 1.726% Callable Fixed-to-Floating Rate Senior Notes due 2027

$750,000,000 2.727% Callable Fixed-to-Floating Rate Senior Notes due 2032

$400,000,000 Callable Floating Rate Senior Notes due 2027

Amendments to the Senior Debt Securities Indenture

ING GROEP N.V.

Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and Indenture, dated as of March 29, 2017, as supplemented by this Fourth Supplemental Indenture, dated as of April 1, 2021.

Trust Indenture Act Section		Indenture Section
§310	(a)(1)	6.09
	(a)(2)	6.09
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	6.08 6.10
§311	(a)	6.13
	(b)	6.13
§312	(a)	7.01 7.02(a)
	(b)	7.02(b)
	(c)	7.02(c)
§313	(a)	7.03(a)
	(b)	7.03(a)
	(c)	1.06,7.03(a)
	(d)	7.03(b)
§314	(a)	7.04, 10.06
	(b)	Not Applicable
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02
	(f)	Not Applicable
§315	(a)	6.01, 6.03
	(b)	6.02
	(c)	5.04, 6.01
	(d)(1)	6.01, 6.03
	(d)(2)	6.01, 6.03
	(d)(3)	6.01, 6.03
	(e)	5.14
§316	(a)(1)(A)	5.02, 5.12
	(a)(1)(B)	5.13
	(a)(2)	Not Applicable
	(a)(last sentence)	1.01
	(b)	5.08
§317	(a)(1)	5.03
	(a)(2)	5.04
	(b)	10.03
§318	(a)	1.07

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Fourth Supplemental Indenture or the Base Indenture. Section references are to the Base Indenture.

TABLE OF CONTENTS

		Page
	ARTICLE I

	DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01	Definitions	1
Section 1.02	Effect of Headings	8
Section 1.03	Separability Clause	8
Section 1.04	Benefits of Instrument	8
Section 1.05	Relation to Base Indenture	8
Section 1.06	Construction and Interpretation	8

	ARTICLE II

FORM AND TERMS OF THE SECURITIES; INTEREST AND PAYMENTS; WAIVER OF SET-OFF

Section 2.01	Establishment of Securities; Form and Certain Terms of Securities	9
Section 2.02	Interest	10
Section 2.03	Waiver of Set-Off	13

	ARTICLE III

	REDEMPTION AND PURCHASE

Section 3.01	Redemption	13
Section 3.02	Notice of Redemption; Automatic Revocation	14
Section 3.03	Conditions to Redemption and Purchase	14

	ARTICLE IV

	AMENDMENTS TO THE INDENTURE

Section 4.01	Supplemental Indentures Without Consent of Holders.	14

	ARTICLE V

	MISCELLANEOUS PROVISIONS

Section 5.01	Effectiveness	15
Section 5.02	Original Issue	15
Section 5.03	Ratification and Integral Part	15
Section 5.04	Priority	15
Section 5.05	Successors and Assigns	15
Section 5.06	Counterparts	15
Section 5.07	Governing Law	16
Section 5.08	Trustee Disclaimer	16

- ii -

ARTICLE VI

DUTCH BAIL-IN POWER

Section 6.01		Agreement with Respect to Exercise of Dutch Bail-In Power.	16

EXHIBIT A-1	–	Form of 2027 Note
EXHIBIT A-2	–	Form of 2032 Note
EXHIBIT A-3	–	Form of Floating Rate Note

- iii -

FOURTH SUPPLEMENTAL INDENTURE, dated as of April 1, 2021 (this “Fourth Supplemental Indenture”) between ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”), having its corporate seat in Amsterdam, The Netherlands, and its principal office at Bijlmerdreef 106, 1102 CT Amsterdam, P.O. Box 1800, 100 BV Amsterdam, The Netherlands, and THE BANK OF NEW YORK MELLON, LONDON BRANCH, a New York banking corporation, as Trustee (herein called the “Trustee”), having its Corporate Trust Office at One Canada Square, London E14 5AL, United Kingdom, to the SENIOR DEBT SECURITIES INDENTURE, dated as of March 29, 2017, between the Company and the Trustee, as amended from time to time (the “Base Indenture” and, together with this Fourth Supplemental Indenture, the “Indenture”).

RECITALS OF THE COMPANY

The Company and the Trustee are parties to the Base Indenture, which provides for the issuance by the Company from time to time of Senior Debt Securities in one or more series.

Section 9.01(f) of the Base Indenture permits supplements thereto without the consent of Holders of Senior Debt Securities to establish the form or terms of Senior Debt Securities of any series as permitted by Sections 2.01 and 3.01 of the Base Indenture.

Section 9.01(h) of the Base Indenture permits supplements thereto without the consent of Holders of the Senior Debt Securities to make any other provisions with respect to matters or questions arising under the Base Indenture, provided such action shall not materially adversely affect the interests of the Holders of the Senior Debt Securities affected thereby;

As contemplated by Section 3.01 of the Base Indenture, the Company intends to issue three new series of Senior Debt Securities to be known as the Company’s “$1,100,000,000 1.726% Callable Fixed-to-Floating Rate Senior Notes due 2027” (the “2027 Notes”), the Company’s “$750,000,000 2.727% Callable Fixed-to-Floating Rate Senior Notes due 2032” (the “2032 Notes” and, together with the 2027 Notes, the “Fixed-to-Floating Rate Notes”) and the Company’s “$400,000,000 Callable Floating Rate Notes due 2027” (the “Floating Rate Notes” and, together with the Fixed-to-Floating Rate Notes, the “Securities”) under the Indenture.

The Company intends to amend certain other provisions in the Base Indenture, as set forth in Article IV of this Fourth Supplemental Indenture, to apply to all series of Senior Debt Securities created under the Indenture, the Securities and all future Senior Debt Securities created under the Indenture;

The Company has taken all necessary corporate action to authorize the execution and delivery of this Fourth Supplemental Indenture.

NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions. Except as otherwise expressly provided or unless the context otherwise requires, all terms used in this Fourth Supplemental Indenture that are defined in the Base Indenture shall have the meanings ascribed to them in the Base Indenture. The following terms used in this Fourth Supplemental Indenture have the following respective meanings with respect to the Securities only:

“Base Indenture” has the meaning set forth in the first paragraph of this Fourth Supplemental Indenture.

“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service;

“Business Day” means any day other than a Saturday or Sunday or a day on which banking institutions are authorized or obligated by law or executive order to close in London, England, Amsterdam, the Netherlands or in the City of New York, United States.

“Calculation Agent” means The Bank of New York Mellon, London Branch, or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, London Branch, dated as of the date hereof.

“Call Date” means, (i) April 1, 2026, with respect to the 2027 Notes, (ii) April 1, 2031, with respect to the 2032 Notes and (iii) April 1, 2026, with respect to the Floating Rate Notes.

“Company” has the meaning set forth in the first paragraph of this Fourth Supplemental Indenture, and includes any successor entity.

“Corresponding Tenor” with respect to a SOFR Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current SOFR Benchmark;

“Dutch Bail-In Power” has the meaning set forth in Section 6.01(h).

“Fixed Rate Interest Payment Date” has the meaning set forth in Section 2.02(a).

“Fixed Rate Period” means, with respect to the Fixed-to-Floating Rate Notes, the period from (and including) the Issue Date to (but excluding) the applicable Call Date.

“Floating Interest Rate” means a rate per annum equal to the sum of (A) the SOFR Index Average, as determined, with respect to each Floating Rate Interest Period, on the applicable Floating Rate Interest Determination Date, and (B) the applicable Margin, subject to the Minimum Rate.

“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Period, the fifth U.S. Government Securities Business Day preceding the applicable Floating Rate Interest Reset Date.

“Floating Rate Interest Payment Date” has the meaning set forth in Section 2.02(b).

“Floating Rate Interest Period” means, during the applicable Floating Rate Period, the period from (and including) a Floating Rate Interest Payment Date to (but excluding) the next succeeding Floating Rate Interest Payment Date, provided that the initial Floating Rate Interest Period (i) with respect to the Fixed-to-Floating Rate Notes will be the period from (and including) the applicable Call Date, to (but excluding) the applicable initial Floating Rate Interest Payment Date, and (ii) with respect to the Floating Rate Notes, will be the period from (and including) the Issue Date, to (but excluding) the applicable initial Floating Rate Interest Payment Date.

“Floating Rate Interest Reset Date” means each of (i) July 1, 2026, October 1, 2026 and January 1, 2027, with respect to the 2027 Notes, (ii) July 1, 2031, October 1, 2031 and January 1, 2032, with respect to the 2032 Notes and (iii) every January 1, April 1, July 1, and October 1 in each year, commencing on July 1, 2021, and ending on (and including) January 1, 2027 with respect to the Floating Rate Notes; provided that the Floating Interest Rate in effect (i) with respect to the Fixed-to-Floating Rate Notes, from (and including) the applicable Call Date to (but excluding) the first applicable Floating Rate Interest Reset Date will be equal to the applicable Initial Floating Interest Rate and (ii) with respect to the Floating Rate Notes, from (and including) the Issue Date to (but excluding) the first applicable Floating Rate Interest Reset Date will be equal to the applicable Initial Floating Interest Rate. If any Floating Rate Interest Reset Date would fall on a day that is not a Business Day, such Floating Rate Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

“Floating Rate Period” means, (i) for each series of Fixed-to-Floating Rate Notes, the period from (and including) the applicable Call Date to (but excluding) the applicable Maturity Date and (ii) for the Floating Rate Notes, the period from (and including) the Issue Date to (but excluding) the applicable Maturity Date.

“Indenture” has the meaning set forth in the first paragraph of this Fourth Supplemental Indenture.

“Independent Adviser” means an independent financial institution of international repute or an independent financial adviser with appropriate expertise appointed by the Company under Section 2.02(d);

“Initial Floating Interest Rate” means an interest rate per annum equal to the sum of (A) the SOFR Index Average, as determined (i) with respect to the Fixed-to-Floating Rate Notes, on the fifth U.S. Government Securities Business Day preceding the applicable Call Date and (ii) with respect to the Floating Rate Notes, on March 25, 2021, and (B) the applicable Margin, subject the Minimum Rate.

“Interest Payment Date” has the meaning set forth in Section 2.02(b).

“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor;

“ISDA Definitions” means the 2006 ISDA Definitions, as published by ISDA, as amended, supplemented or replaced from time to time;

“ISDA Fallback Rate” means the rate to be effective upon the occurrence of a SOFR Index Cessation Event according to (and as defined in) the ISDA Definitions, where such rate may have been adjusted for an overnight tenor, but without giving effect to any additional spread adjustment to be applied according to such ISDA Definitions;

“ISDA Spread Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that shall have been selected by ISDA as the spread adjustment that would apply to the ISDA Fallback Rate;

“Issue Date” has the meaning set forth in Section 2.01.

“Margin” means (i) 1.005% per annum, with respect to the 2027 Notes, (ii) 1.316% per annum, with respect to the 2032 Notes and (iii) 1.010% per annum, with respect to the Floating Rate Notes.

“Maturity Date” has the meaning set forth in Section 2.01.

“Minimum Rate” means a minimum interest rate of 0.00% per annum.

“NY Federal Reserve” means the Federal Reserve Bank of New York;

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR;

“Regular Record Date” has the meaning set forth in Section 2.02(c).

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the NY Federal Reserve, or any successor.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service;

“Securities” has the meaning set forth in the Recitals.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(i)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(ii)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website;

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement;

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative;

“SOFR Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company, following consultation with its Independent Adviser:

(a)

the sum of (a) the alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor and (b) the SOFR Benchmark Replacement Adjustment;

(b)	the sum of (a) the ISDA Fallback Rate and (b) the SOFR Benchmark Replacement Adjustment; or

(c)

the sum of (a) the alternate rate that has been selected by the Company, in consultation with the Independent Adviser, as the replacement for the then-current SOFR Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate as a replacement for the then-current SOFR Benchmark for U.S. dollar-denominated floating rate notes at such time and (b) the SOFR Benchmark Replacement Adjustment;

“SOFR Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company, following consultation with its Independent Adviser:

(a)

the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted SOFR Benchmark Replacement;

(b)	if the applicable Unadjusted SOFR Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Spread Adjustment;

(c)

the spread adjustment (which may be a positive or negative value or zero) determined by the Company, following consultation with its Independent Adviser, giving due consideration to any industry accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current SOFR Benchmark with the applicable Unadjusted SOFR Benchmark Replacement for U.S. dollar-denominated floating rate notes at such time;

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein; and

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day; and

“SOFR Index Average” for each Floating Rate Interest Period means the value of the SOFR rates for each day during the relevant Floating Rate Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the Floating Rate Interest Payment Date relating to such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period (such date a “SOFR Index Determination Date”), and, for the initial Floating Rate Interest Period with respect to the floating rate notes, the SOFR Index value on March 25, 2021;

provided that, subject to the circumstances described in Section 2.02(d), if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Interest Determination Date as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the fifth U.S. Government Securities Business Day preceding the first date in such Floating Rate Interest Period to (but excluding) the fifth U.S. Government Securities Business Day preceding the Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, preceding the Maturity Date) for such Floating Rate Interest Period.

“Trustee” has the meaning set forth in the first paragraph of this Fourth Supplemental Indenture.

“Unadjusted SOFR Benchmark Replacement” means the SOFR Benchmark Replacement excluding the applicable SOFR Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Section 1.02 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 1.03 Separability Clause. In case any provision in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.04 Benefits of Instrument. Nothing in this Fourth Supplemental Indenture, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 1.05 Relation to Base Indenture. This Fourth Supplemental Indenture constitutes an integral part of the Base Indenture. Notwithstanding any other provision of this Fourth Supplemental Indenture, all provisions of this Fourth Supplemental Indenture are expressly and solely for the benefit of the Holders and Beneficial Owners of the Securities and any such provisions shall not be deemed to apply to any other Senior Debt Securities issued under the Base Indenture and shall not be deemed to amend, modify or supplement the Base Indenture for any purpose other than with respect to the Securities.

Section 1.06 Construction and Interpretation. Unless the context otherwise requires:

(i)

the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Fourth Supplemental Indenture, refer to this Fourth Supplemental Indenture as a whole and not to any particular provision of this Fourth Supplemental Indenture;

(ii)	the terms defined in the singular have a comparable meaning when used in the plural, and vice versa;

(iii)	references herein to a specific Section, Article or Exhibit refer to Sections or Articles of, or an Exhibit to, this Fourth Supplemental Indenture;

(iv)	wherever the words “include”, “includes” or “including” are used in this Fourth Supplemental Indenture, they shall be deemed to be followed by the words “without limitation;”

(v)	references to a Person are also to its successors and permitted assigns;

(vi)	the use of “or” is not intended to be exclusive unless expressly indicated otherwise; and

(vii)

references to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

ARTICLE II

FORM AND TERMS OF THE SECURITIES; INTEREST AND PAYMENTS; WAIVER OF SET-OFF

Section 2.01 Establishment of Securities; Form and Certain Terms of Securities.

(a) There are hereby established three new series of Senior Debt Securities under the Base Indenture entitled the “$1,100,000,000 1.726% Callable Fixed-to-Floating Rate Senior Notes due 2027”, the “$750,000,000 2.727% Callable Fixed-to-Floating Rate Senior Notes due 2032” and the “$400,000,000 Callable Floating Rate Senior Notes due 2027”. The 2027 Notes, the 2032 Notes and the Floating Rate Notes shall be executed and delivered in substantially the form attached hereto as Exhibit A-1, Exhibit A-2 and Exhibit A-3 respectively. The Securities shall be initially issued in the form of one or more Global Securities. The Company hereby designates DTC as the Depositary for the Securities.

(b) The Company shall issue the 2027 Notes in an aggregate principal amount of $1,100,000,000, the 2032 Notes in an aggregate principal amount of $750,000,000 and the Floating Rate Notes in an aggregate principal amount of $400,000,000, in each case on April 1, 2021 (the “Issue Date”). The Company may issue additional Securities from time to time after the Issue Date in the manner and to the extent permitted by Section 3.01 of the Base Indenture.

(c) Principal shall be payable on April 1, 2027 in respect of the 2027 Notes, April 1, 2032 in respect of the 2032 Notes and April 1, 2027 in respect of the Floating Rate Notes (each such date a “Maturity Date”). The Securities shall not have a sinking fund and are not redeemable at the option of the Holders.

(d) Interest shall be payable on the Securities as provided in Section 2.02 and Additional Amounts shall be payable in respect of the Securities in accordance with Section 10.04 of the Base Indenture.

(e) The Company hereby appoints the Trustee, acting through its office at One Canada Square, London E14 5AL, to act as Paying Agent for the Securities.

(f) The Securities shall be subject to the Dutch Bail-In Power as provided in Section 12.01 of the Base Indenture and Section 6.01 of this Fourth Supplemental Indenture.

(g) The Securities constitute the unsecured and unsubordinated obligations of the Company ranking pari passu without any preference among themselves and equally with all of the Company’s other unsecured and unsubordinated obligations from time to time outstanding, save as otherwise provided by law.

(h) The events of default and remedies with respect to the Securities shall be limited as provided in Article 5 of the Base Indenture.

(i) The Securities shall be issued in denominations of $200,000 in principal amount and integral multiples of $1,000 in excess thereof.

Section 2.02 Interest.

(a) During the applicable Fixed Rate Period, (i) the interest rate on the 2027 Notes shall be 1.726% per annum and (ii) the interest rate on the 2032 Notes shall be 2.727% per annum. During the applicable Fixed Rate Period, interest on the principal amount of the Fixed-to-Floating Rate Notes shall be payable semiannually in arrear on April 1 and October 1 of each year, commencing on October 1, 2021, and end on (and including) the applicable Call Date (each, a “Fixed Rate Interest Payment Date”), and shall be computed on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. If any scheduled Fixed Rate Interest Payment Date is not a Business Day, interest shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after the scheduled Interest Payment Date. The first date on which interest may be paid in respect of the Fixed-to-Floating Rate Notes will be October 1, 2021 for the period commencing on (and including) April 1, 2021, and ending on (but excluding) October 1, 2021.

(b) During the applicable Floating Rate Period, the interest rate on the Securities for the first applicable Floating Rate Interest Period shall be equal to the applicable Initial Floating Interest Rate. Thereafter, the interest rate on the Securities shall be equal to the applicable Floating Interest Rate, which shall be reset quarterly on each applicable Floating Rate Reset Date. During the applicable Floating Rate Period, (i) interest on the 2027 Notes will be payable quarterly in arrear on July 1, 2026, October 1, 2026, January 1, 2027 and the applicable Maturity Date, (ii) interest on the 2032 Notes will be payable quarterly in arrear on July 1, 2031, October 1, 2031, January 1, 2032 and the applicable Maturity Date and (iii) interest on the Floating Rate Notes will be will be payable quarterly in arrear on every January 1, April 1, July 1 and October 1 in each year, commencing on July 1, 2021, and ending on (and including) the applicable Maturity Date (each a “Floating Rate Interest Payment Date” and, together with each Fixed Rate Interest Payment Date, an “Interest Payment Date”), and shall be computed on the basis of the actual number of days in each Interest Period and a year of 360 days. If any Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) would fall on a day that is not a Business Day, such Floating Rate Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day. The first date on which interest may be paid in respect of the Floating Rate Notes will be July 1, 2021 for the period commencing on (and including) April 1, 2021, and ending on (but excluding) July 1, 2021.

(c) The regular record dates for the Securities will be the Business Day immediately preceding each Interest Payment Date (or, if the Securities are issued in the form of definitive Securities, the fifteenth (15th) Business Day preceding each Interest Payment Date) (each such date, a “Regular Record Date”). If the Maturity Date or date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such Maturity Date or date of redemption or repayment.

(d) Notwithstanding the provisions described under Section 2.02(b) above, if a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date occurs when any Floating Interest Rate (or any component part thereof) remains to be determined by reference to the SOFR Benchmark in respect of any series of the Securities, then the Company (or its designee) may, at its sole discretion, appoint and consult with an Independent Adviser, as soon as reasonably practicable, with a view to the Company (or its designee) determining a SOFR Benchmark Replacement and the applicable SOFR Benchmark Replacement Adjustment and any other amendments to the terms of the Securities, in accordance with the following provisions:

(i) In the absence of fraud, the Company (or its designee) and any Independent Adviser appointed pursuant to this Section 2.02(d), as applicable, shall have no liability whatsoever to the Company, the Trustee, the Calculation Agent, any paying agent or the Holders of the Securities for any determination made by it or for any advice given to the Company (or its designee) in connection with any determination made by the Company (or its designee) pursuant to this Section 2.02(d).

(ii) If the Company (or its designee) has not appointed an Independent Adviser in accordance with this Section 2.02(d), the Company (or its designee) may still make any determinations and/or any amendments contemplated by and in accordance with this Section 2.02(d) (with the relevant provisions in this section applying mutatis mutandis to allow such determinations or amendments to be made by the Company (or its designee) without consultation with an Independent Adviser). Any determination, decision or election that may be made by the Company (or its designee) pursuant to this Section 2.02(d), including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error, will be made in the Company’s (or its designee’s) sole discretion, and, notwithstanding anything to the contrary in the documentation relating to the Securities, shall become effective without consent from the Holders of the Securities or any other party.

(iii) Subject to paragraph (iv) below, if the Company (or its designee), following consultation with its Independent Adviser, no later than three Business Days prior to the Floating Rate Interest Determination Date relating to the next Floating Rate Interest Period (the “Determination Cut-off Date”) determines the SOFR Benchmark Replacement for the purposes of determining the Floating Interest Rate applicable to the Securities for all future Floating Rate Interest Periods (subject to the subsequent operation of this Section 2.02(d) during any other future Floating Rate Interest Periods), then such SOFR Benchmark Replacement shall be the SOFR Benchmark for all future Floating Rate Interest Periods (subject to the subsequent operation of this section during any other future Floating Rate Interest Period(s)).

(iv) Notwithstanding the paragraph (iii) above, if the Company (or its designee), following consultation with its Independent Adviser, determines prior to the Determination Cut-off Date that no SOFR Benchmark Replacement exists then the relevant Floating Interest Rate shall be determined using the SOFR Benchmark last displayed on the relevant page prior to the relevant Floating Rate Interest Determination Date. This paragraph (iv) shall apply to the relevant Floating Rate Interest Period only. Any subsequent Floating Rate Interest Period(s) shall be subject to the subsequent operation of, and adjustment as provided in, this Section 2.02(d).

(v) Promptly following the determination of the SOFR Benchmark Replacement as described in this Section 2.02(d), the Company (or its designee) shall give notice thereof pursuant to this section to the Trustee, the Calculation Agent, any paying agents and the Holders of the Securities. For the avoidance of doubt, neither the Trustee, the Calculation Agent nor any paying agents shall have any responsibility for making such determination;

(vi) Subject to receipt of notice pursuant to paragraph (v) above, the Trustee, the Calculation Agent and any paying agents shall, at the direction and expense of the Company, effect such waivers and consequential amendments to the terms and conditions of the Securities, the Indenture and any other document as the Company (or its designee), following consultation with its Independent Adviser, determines may be required to give effect to any application of this Section 2.02(d), including, but not limited to:

(1) changes to the terms and conditions of the Securities which the Company (or its designee), following consultation with its Independent Adviser, determines may be required in order to follow market practice (determined according to factors including, but not limited to, public statements, opinions and publications of industry bodies and organizations) in relation to such SOFR Benchmark Replacement, including, but not limited to (A) the Business Day, Business Day Convention, Day Count Fraction, Floating Rate Interest Determination Date and/or any relevant time applicable to the Securities and (B) the method for determining the fallback to the Floating Interest Rate in relation to the Securities if such SOFR Benchmark Replacement is not available; and

(2) any other changes which the Company (or its designee), following consultation with its Independent Adviser, determines are reasonably necessary to ensure the proper operation and comparability to the SOFR Benchmark of such SOFR Benchmark Replacement, which changes shall apply to the Securities for all future Floating Rate Interest Periods (subject to the subsequent operation of this Section 2.02(d)). None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to this Section 2.02(d) or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in this section or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent holder and beneficial owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by this Section 2.02(d), and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to this Section 2.02(d), without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of this Section 2.02(d).

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with this Section 2.02(d) or any losses suffered in connection therewith.

Notwithstanding any other provision of this Section 2.02(d), no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

Section 2.03 Waiver of Set-Off.

Subject to applicable law, and notwithstanding the provisions set forth in Section 5.06(c) of the Base Indenture, neither any Holder nor Beneficial Owner of Securities, nor the Trustee acting on their behalf, may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, the Securities or the Indenture or any indenture supplemental thereto and each Holder and Beneficial Owner of the Securities, by virtue of its holding of any Securities, and the Trustee acting on their behalf, shall be deemed to have waived all such rights of set-off, netting, compensation or retention. If, notwithstanding the foregoing, any amounts due and payable to any Holder or Beneficial Owner of the Securities by the Company in respect of, or arising under, the Securities or the Indenture or any supplemental indenture thereto are discharged by set-off, such Holder or Beneficial Owner shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, in the event of its winding-up or administration, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust or otherwise for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place. By its acquisition of the Securities, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off.

ARTICLE III

REDEMPTION AND PURCHASE

Section 3.01 Redemption.

(a) Subject to the limitations specified in Section 3.03, the Company may, at its option, redeem the Securities, in whole but not in part:

(i)	on the applicable Call Date;

(ii)	at any time if a Loss Absorption Disqualification Event has occurred and is then continuing; or

(iii)	at any time if a Tax Event has occurred and is then continuing;

in each of cases (i) to (iii) above, at their principal amount, plus accrued and unpaid interest to the Redemption Date (including Additional Amounts, if any).

(b) Prior to the delivery of any notice of redemption in respect of a redemption under Section 3.01(a)(iii), the Company shall deliver to the Trustee (i) an Officers’ Certificate stating that the conditions to such redemption have been satisfied and (ii) an opinion from a recognized law or tax firm of international standing, chosen by the Company, in a form satisfactory to the Trustee, confirming that the Company is entitled to exercise its right of redemption under Section 3.01(a)(iii).

Section 3.02 Notice of Redemption; Automatic Revocation.

Notice of redemption of the Securities shall be given as provided in Section 11.04 of the Base Indenture. Such notice shall state the place or places where the Securities are to be surrendered for payment of the Redemption Price and that on the date specified for redemption, each Security shall be redeemed and the principal amount of each Security will become due and payable and that, subject to certain exceptions, interest shall cease to accrue after the redemption date. A notice of redemption shall be irrevocable, except that the exercise of the Dutch Bail-in Power by the Relevant Resolution Authority prior to the date fixed for redemption shall automatically revoke such notice and no Securities shall be redeemed and no payment in respect of the Securities shall be due and payable.

The Company shall promptly deliver notice to the Trustee and the Holders of the Securities of any event that shall have automatically revoked any redemption notice pursuant to Section 0.00(a).

Section 3.03 Conditions to Redemption and Purchase.

The Company may not give notice of any redemption of or redeem, nor may the Company or any member of the Group purchase, any Securities unless the Company shall have obtained the prior permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, at the time of redemption or purchase, if such permission is at the relevant time and in the relevant circumstances required, and subject to applicable law or regulation (including without limitation under Directive 2013/36/EU (CRD IV), Regulation (EU) No 575/2013 (CRR including articles 72b(2)(j), 77 and 78a thereof), Commission Delegated Regulation (EU) No 241/2014 and the SRM Regulation, as may be amended or replaced from time to time, and any delegated or implementing acts, laws, regulations, regulatory technical standards, rules or guidelines once in effect in The Netherlands and as then in effect).

ARTICLE IV

AMENDMENTS TO THE INDENTURE

Section 4.01 Supplemental Indentures Without Consent of Holders.

(a) The first paragraph of Section 3.03 of the Base Indenture is hereby amended and restated in its entirety to read as follows:

“The Senior Debt Securities shall be executed on behalf of the Company by a Chairman of the Executive Board, a Vice Chairman of the Executive Board, any member of the Executive Board, or the Chief Financial Officer of the Company (or any other officer of the Company designated in writing by or pursuant to authority of the Executive Board and delivered to the Trustee from time to time). The signature of any of these officers on the Senior Debt Securities may be manual, facsimile or electronic. Senior Debt Securities bearing the manual, facsimile or electronic signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Senior Debt Securities.”

(b) The fifth paragraph of Section 3.03 of the Base Indenture is hereby amended and restated in its entirety to read as follows:

“No Senior Debt Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Senior Debt Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual or electronic signature, and such certificate upon any Senior Debt Security shall be conclusive evidence, and the only evidence, that such Senior Debt Security has been duly authenticated and delivered hereunder and that such Senior Debt Security is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Senior Debt Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Senior Debt Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Senior Debt Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.”

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01 Effectiveness. This Fourth Supplemental Indenture shall become effective upon its execution and delivery.

Section 5.02 Original Issue. The Securities may, upon execution of this Fourth Supplemental Indenture, be executed by the Company and delivered by the Company to the Trustee for authentication, and the Trustee shall, upon delivery of a Company Order, authenticate and deliver such Securities as in such Company Order provided.

Section 5.03 Ratification and Integral Part. The Base Indenture as supplemented by this Fourth Supplemental Indenture, is in all respects ratified and confirmed, including without limitation all the rights, immunities and indemnities of the Trustee, and this Fourth Supplemental Indenture shall be deemed an integral part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 5.04 Priority. This Fourth Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided. The provisions of this Fourth Supplemental Indenture shall, with respect to the Securities and subject to the terms hereof, supersede the provisions of the Base Indenture to the extent the Base Indenture is inconsistent herewith.

Section 5.05 Successors and Assigns. All covenants and agreements in the Base Indenture, as supplemented by this Fourth Supplemental Indenture, by the Company shall bind its successors and assigns, whether so expressed or not.

Section 5.06 Counterparts. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The words “executed”, “signed”, “signature” and words of like import in this Fourth Supplemental Indenture relating to the execution and delivery of this Fourth Supplemental Indenture and any documents to be delivered in connection herewith shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature to the extent and as provided in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 5.07 Governing Law. This Fourth Supplemental Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, except for Section 2.03 and the waiver of set-off provisions in the Securities, which are governed by, and construed in accordance with, Dutch law.

Section 5.08 Trustee Disclaimer. The Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Issuer and the Trustee makes no representation with respect to any such matters. Additionally, the Trustee makes no representations as to the validity or sufficiency of this Fourth Supplemental Indenture.

ARTICLE VI

DUTCH BAIL-IN POWER

Section 6.01 Agreement with Respect to Exercise of Dutch Bail-In Power.

(a) Notwithstanding any other agreements, arrangements or understandings between the Company and any Holder or Beneficial Owner of the Securities, by acquiring any Securities, each Holder and Beneficial Owner of Securities or any interest therein acknowledges, accepts, recognizes, agrees to be bound by and consents to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority that may result in the reduction (including to zero), cancellation or write-down (whether on a permanent basis or subject to write-up by the resolution authority) of all, or a portion, of the principal amount of, or interest on, the Securities and/or the conversion of all, or a portion of, the principal amount of, or interest on, the Securities into shares or claims which may give right to shares or other instruments of ownership or other securities or other obligations of the Company or obligations of another person (whether or not at the point of non-viability and independently of or in combination with a resolution action), including by means of a variation to the terms of the Securities (which may include amending the interest amount or the maturity or interest payment dates, including by suspending payment for a temporary period), or that the Securities must otherwise be applied to absorb losses, or any expropriation of the Securities, in each case to give effect to the exercise by the Relevant Resolution Authority of such Dutch Bail-In Power (whether at the point of non-viability or as taken together with a resolution action). Each Holder and Beneficial Owner of Securities or any interest therein further acknowledges and agrees that the rights of Holders and Beneficial Owners of the Securities or any interest therein are subject to, and will be varied, if necessary, so as to give effect to, the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. In addition, by acquiring any Securities, each Holder and Beneficial Owner of Securities or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise by the Relevant Resolution Authority of any power to suspend any payment in respect of the Securities for a temporary period.

(b) By its acquisition of the Securities, each Holder and Beneficial Owner:

(i) acknowledges and agrees that no exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(ii) to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities;

(iii) acknowledges and agrees that, upon the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, (a) the Trustee shall not be required to take any further directions from Holders or Beneficial Owners of the Securities under Section 5.15 of the Base Indenture and (b) the Indenture shall impose no duties upon the Trustee whatsoever with respect to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. If Holders or Beneficial Owners of the Securities have given a direction to the Trustee pursuant to Section 5.15 of the Base Indenture prior to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, such direction shall cease to be of further effect upon such exercise of any Dutch Bail-In Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Securities remain outstanding, then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Base Indenture; and

(iv) (i) consents to the exercise of any Dutch Bail-In Power as it may be imposed without any prior notice by the Relevant Resolution Authority of its decision to exercise such power with respect to the Securities and (ii) authorizes, directs and requests DTC and any direct participant in DTC or other intermediary through which it holds the Securities to take any and all necessary action, if required, to implement the exercise of any Dutch Bail-In Power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder and such Beneficial Owner or the Trustee.

(c) No repayment of the principal amount of the Securities or payment of interest on the Securities shall become due and payable after the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority unless such repayment or payment would be permitted to be made by the Company under the laws and regulations of The Netherlands and the European Union applicable to the Company.

(d) Upon the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Company shall provide a written notice of such event to DTC (if the Securities are then held by DTC in the form of Global Securities) for the purposes of notifying Holders of Securities of such occurrence, including the amount of any cancellation of all, or a portion, of the principal amount of, or interest on, the Securities, with a copy to the Trustee for information purposes, as soon as practicable regarding such exercise of the Dutch Bail-In Power. Failure to provide such notices will not have any impact on the effectiveness of, or otherwise invalidate, any such exercise of the Dutch Bail-In Power.

(e) The Company’s obligations to indemnify and reimburse the Trustee in accordance with Section 6.07 of the Base Indenture hereof shall survive any exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, but shall be subject to Section 12.02 of the Base Indenture.

(f) The exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall not constitute an Event of Default or a Default.

(g) Each Holder and Beneficial Owner that acquires its Securities or any interest therein other than upon the initial issuance of the Securities shall be deemed to acknowledge and agree to be bound by and consent to the same provisions set forth in this Fourth Supplemental Indenture and any amendment thereof to the same extent as the Holders and Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the provisions contained in Article 5 of the Base Indenture and this Section 6.01.

(h) For these purposes, a “Dutch Bail-In Power” is any statutory write-down and/or conversion power existing from time to time under any laws, regulations, rules or requirements relating to the resolution of banks, banking group companies, credit institutions and/or investment firms incorporated in The Netherlands in effect and applicable in The Netherlands to the Company or other members of the Group, including but not limited to any such laws, regulations, rules or requirements (including, but not limited to, the Dutch Financial Supervision Act) that are implemented, adopted or enacted within the context of a European Union directive or regulation of the European Parliament and of the Council establishing a framework for the recovery and resolution of credit institutions and investment firms (including but not limited to the BRRD and the SRM Regulation, in each case as amended or superseded) and/or within the context of a Dutch resolution regime under the Dutch Intervention Act (as implemented in relevant statutes) and any amendments thereto, or otherwise, pursuant to which obligations of a bank, banking group company, credit institution or investment firm or any of its affiliates can be reduced, cancelled and/or converted into shares or other securities or obligations of the obligor or any other person (whether at the point of non-viability or as taken together with a resolution action) or may be expropriated. References to Dutch Bail-In Power in the Base Indenture shall be deemed to refer to the definition set forth in this Section 6.01(h).

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, all as of the day and year above written.

ING GROEP N.V.

By:	/s/ K.I.D. Tuinstra
Name: K.I.D. Tuinstra
Title: Authorized Signatory

By:	/s/ P.G. van der Linde
Name:P.G. van der Linde
Title: Legal Counsel

THE BANK OF NEW YORK MELLON, LONDON BRANCH, AS TRUSTEE

By:	/s/ Tom Vanson
Name: Tom Vanson
Title: Authorized Signatory

Signature Page to the Fourth Supplemental Indenture

Exhibit A-1

Form of Security

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY PURCHASING THIS SECURITY, IN THE ABSENCE OF A CHANGE IN LAW OR AN ADMINISTRATIVE OR JUDICIAL RULING TO THE CONTRARY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED ON THE FACE OF THIS SECURITY.]

ING GROEP N.V.

1.726% Callable Fixed-to-Floating Rate Senior Notes due 2027

No. [ ]	$

CUSIP NO. 456837 AV5

ISIN NO. US456837AV55

ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                 , or registered assigns, the principal sum of $                 (                 Dollars), on April 1, 2027 (the “Maturity Date”), and to pay interest thereon from April 1, 2021 or the most recent Interest Payment Date to which interest has been paid or duly provided for, in accordance with the terms hereof. Interest shall be payable semi-annually in arrear on April 1 and October 1 in each year (each, a “Fixed Rate Interest Payment Date”), commencing on October 1, 2021 and ending on (and including) April 1, 2026 (the “Call Date”), at the rate of 1.726% per annum (the “Fixed Interest Rate”). Thereafter, interest shall be paid quarterly in arrear on July 1, 2026, October 1, 2026, January 1, 2026 and the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, an “Interest Payment Date”).

The interest rate for the first Floating Rate Interest Period (as defined on the reverse of this Security) will be a rate per annum equal to the sum of (A) the SOFR Index Average (as defined on the reverse of this Security), as determined on the date that is five U.S. Government Securities Business Days (as defined on the reverse of this Security) prior to the Call Date, and (B) 1.005% per annum, subject to a minimum rate of 0.00% per annum (the “Minimum Rate”). Thereafter, the interest rate for any Floating Rate Interest Period will be a rate per annum equal to the sum of (A) the SOFR Index Average, as determined on the applicable Floating Rate Interest Determination Date (as defined on the reverse of this Security), and (B) 1.005% per annum, subject to the Minimum Rate (the “Floating Interest Rate”). The Floating Interest Rate will be reset quarterly on each Floating Rate Interest Reset Date (as defined on the reverse of this Security). The Fixed Interest Rate shall be calculated on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. The Floating Interest Rate shall be calculated on the basis of the actual number of days in each Interest Period and a year of 360 days.

If a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date (each as defined on the reverse of this Security) occurs when any interest rate on the Security (or any component part thereof) remains to be determined by reference to the SOFR Benchmark (as defined on the reverse of this Security), then the provisions of Section 2.02(d) of the Fourth Supplemental Indenture shall apply.

The interest so payable, and paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the Business Day immediately preceding each Interest Payment Date (whether or not a Business Day).

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in London, England in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

If any scheduled Fixed Rate Interest Payment Date, the Maturity Date or any date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, Maturity Date or date of redemption or repayment. If any scheduled Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) is not a Business Day, such Floating Rate Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referred to herein and in Section 5.06(c) of the Base Indenture and Section 2.03 of the Fourth Supplemental Indenture, which are governed by, and construed in accordance with, Dutch law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OF THE UNITED STATES OR THE NETHERLANDS.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	ING GROEP N.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH As Trustee

By:
Authorized Signatory

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(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of March 29, 2017 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Fourth Supplemental Indenture, dated as of April 1, 2021 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the former shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to a principal amount of $1,100,000,000, which amount may be increased at the option of the Company without the consent of the Holders of the Securities of this Series. References herein to “this series” mean the series designated on the face hereof.

“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service.

“Calculation Agent” means The Bank of New York Mellon, London Branch, or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, London Branch, dated April 1, 2021.

“Event of Default” means (a) the Company is declared bankrupt by a court of competent jurisdiction in The Netherlands (or such other jurisdiction in which the Company may be organized), or (b) an order is made or an effective resolution is passed for the winding-up or liquidation of the Company, unless such order is made or such resolution is passed in relation to a merger, consolidation or similar transaction (i) that is permitted pursuant to Section 8.01 of the Base Indenture or (ii) with respect to which Holders of the Securities have, pursuant to Section 10.07 of the Base Indenture, waived the requirement of the Company to comply with Section 8.01 of the Base Indenture in connection with such merger, consolidation or other transaction. For the avoidance of doubt, any exercise of the Dutch Bail-In Power by the Relevant Resolution Authority shall not be an Event of Default.

“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Period, the fifth U.S. Government Securities Business Day preceding the applicable Floating Rate Interest Reset Date (or the Call Date, with respect to the first Floating Rate Interest Reset Date).

“Floating Rate Interest Period” means the period from (and including) a Floating Rate Interest Payment Date (or the Call Date, in the case of the initial Floating Rate Interest Period) to (but excluding) the next succeeding Floating Rate Interest Payment Date.

“Floating Rate Interest Reset Date” means each of July 1, 2026, October 1, 2026 and January 1, 2027. If any Floating Rate Interest Reset Date would fall on a day that is not a Business Day, such Floating Rate Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

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“NY Federal Reserve” means the Federal Reserve Bank of New York.

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(i)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(ii)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website.

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative.

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement (as defined in the Indenture).

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“SOFR Index Average” for each Floating Rate Interest Period means the value of the SOFR rates for each day during the relevant Floating Rate Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the Floating Rate Interest Payment Date relating to such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period (such date a “SOFR Index Determination Date”);

provided that, subject to the circumstances described in Section 2.02(d) of the Fourth Supplemental Indenture, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Interest Determination Date as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

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“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein.

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day.

“SOFR Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the fifth U.S. Government Securities Business Day preceding the first date in such Floating Rate Interest Period to (but excluding) the fifth U.S. Government Securities Business Day preceding the Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, preceding the Maturity Date) for such Floating Rate Interest Period.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

This Security may be redeemed in certain circumstances at the option of the Company as set forth in the Indenture.

None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to Section 2.02(d) of the Fourth Supplemental Indenture, or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in Section 2.02(d) of the Fourth Supplemental Indenture or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

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By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent holder and beneficial owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by Section 2.02(d) of the Fourth Supplemental Indenture, and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to Section 2.02(d) of the Fourth Supplemental Indenture, without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of Section 2.02(d) of the Fourth Supplemental Indenture.

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with Section 2.02(d) of the Fourth Supplemental Indenture or any losses suffered in connection therewith.

Notwithstanding any other provision of Section 2.02(d) of the Fourth Supplemental Indenture, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

Subject to applicable law, neither any Holder nor Beneficial Owner of this Security may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, this Security or the Indenture and each Holder and Beneficial Owner of this Security, by virtue of its holding of this Security shall be deemed to have waived all such rights of set-off, netting compensation or retention. If, notwithstanding the foregoing, any amounts due and payable to any Holder or Beneficial Owner of this Security by the Company in respect of, or arising under, this Security or the Indenture are discharged by set-off, such Holder or Beneficial Owner shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, in the event of its winding-up or administration, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust or otherwise for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place. By its acquisition of this Security, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee

A-1-8

with the consent of the Holders of a majority in principal amount of the Securities then Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, if an Event of Default (as defined herein) occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Holder of this Security; provided that the Holder’s right to receive payment upon acceleration of the outstanding principal amount of this Security shall be subject to the Company’s obtaining the permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, as set forth in Section 11.09 of the Base Indenture, provided that at the relevant time and in the relevant circumstances such permission is required. For the avoidance of doubt, no failure by the Company to pay any interest when due or to comply with any other term, obligation or condition binding upon the Company under this Security or the Indenture shall entitle the Holder to accelerate the principal amount of this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Default as Trustee and offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series then Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity.

Notwithstanding any contrary provisions in this Security, nothing shall impair the right of a Holder of this Security under the Trust Indenture Act, absent such Holder’s consent, to sue for any payments due but unpaid with respect to this Security.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

A-1-9

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

By acquiring the Securities, the Holder and each Beneficial Owner of this Security, or any interest therein, acknowledges and agrees with and for the benefit of the Company and the Trustee as follows:

(i)	Dutch Bail-In Power. Such Holder and Beneficial Owner:

(a)

notwithstanding any other agreements, arrangements or understandings between the Company and such Holder or Beneficial Owner of the Securities, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein acknowledges, accepts, recognizes, agrees to be bound by and consents to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority that may result in the reduction (including to zero), cancellation or write-down (whether on a permanent basis or subject to write-up by the resolution authority) of all, or a portion, of the principal amount of, or interest on, the Securities and/or the conversion of all, or a portion of, the principal amount of, or interest on, the Securities into shares or claims which may give right to shares or other instruments of ownership or other securities or other obligations of the Company or obligations of another person (whether or not at the point of non-viability and independently of or in combination with a resolution action), including by means of a variation to the terms of the Securities (which may include amending the interest amount or the maturity or interest payment dates, including by suspending payment for a temporary period), or that the Securities must otherwise be applied to absorb losses, or any expropriation of the Securities, in each case to give effect to the exercise by the Relevant Resolution Authority of such Dutch Bail-In Power (whether at the point of non-viability or as taken together with a resolution action). Such Holder and Beneficial Owner of Securities or any interest therein further acknowledges and agrees that the rights of Holders and Beneficial Owners of the Securities or any interest therein are subject to, and will be varied, if necessary, so as to give effect to, the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. In addition, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise by the Relevant Resolution Authority of any power to suspend any payment in respect of the Securities for a temporary period;

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(b)

acknowledges and agrees that no exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

(c)

to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities;

(d)

acknowledges and agrees that, upon the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, (a) the Trustee shall not be required to take any further directions from Holders or Beneficial Owners of the Securities under Section 5.15 of the Base Indenture and (b) the Indenture shall impose no duties upon the Trustee whatsoever with respect to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. If Holders or Beneficial Owners of the Securities have given a direction to the Trustee pursuant to Section 5.15 of the Base Indenture hereof prior to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, such direction shall cease to be of further effect upon such exercise of any Dutch Bail-In Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Securities remain outstanding, then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Fourth Supplemental Indenture; and

(e)

(i) consents to the exercise of any Dutch Bail-In Power as it may be imposed without any prior notice by the Relevant Resolution Authority of its decision to exercise such power with respect to the Securities and (ii) authorizes, directs and requests DTC and any direct participant in DTC or other intermediary through which it holds the Securities to take any and all necessary action, if required, to implement the exercise of any Dutch Bail-In Power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder and such Beneficial Owner or the Trustee.

(ii)

Subsequent Investors’ Agreement. Holders or Beneficial Owners of Securities that acquire them in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the Dutch Bail-In Power and the limitations on remedies specified in the Base Indenture.

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(iii)

Waiver of Claims. Such Holder or Beneficial Owner unconditionally and irrevocably agrees to each and every provision of the Indenture and this Security and waives, to the fullest extent permitted by the Trust Indenture Act and any other applicable law, any and all claims against the Trustee arising out of its acceptance of its trusteeship for the Securities.

(iv)

Successors and Assigns. All authority conferred or agreed to be conferred by the Holder or Beneficial Owner of this Security shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder or Beneficial Owner.

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Exhibit A-2

Form of Security

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY PURCHASING THIS SECURITY, IN THE ABSENCE OF A CHANGE IN LAW OR AN ADMINISTRATIVE OR JUDICIAL RULING TO THE CONTRARY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED ON THE FACE OF THIS SECURITY.]

ING GROEP N.V.

2.727% Callable Fixed-to-Floating Rate Senior Notes due 2032

No. [ ]	$

CUSIP NO. 456837 AW3
ISIN NO. US456837AW39

ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                 , or registered assigns, the principal sum of $                 (                 Dollars), on April 1, 2032 (the “Maturity Date”), and to pay interest thereon from April 1, 2021 or the most recent Interest Payment Date to which interest has been paid or duly provided for, in accordance with the terms hereof. Interest shall be payable semi-annually in arrear on April 1 and October 1 in each year (each, a “Fixed Rate Interest Payment Date”), commencing on October 1, 2021 and ending on (and including) April 1, 2031 (the “Call Date”), at the rate of 2.727% per annum (the “Fixed Interest Rate”). Thereafter, interest shall be paid quarterly in arrear on July 1, 2031, October 1, 2031, January 1, 2032 and the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, an “Interest Payment Date”).

The interest rate for the first Floating Rate Interest Period (as defined on the reverse of this Security) will be a rate per annum equal to the sum of (A) the SOFR Index Average (as defined on the reverse of this Security), as determined on the date that is five U.S. Government Securities Business Days (as defined on the reverse of this Security) prior to the Call Date, and (B) 1.316% per annum, subject to a minimum rate of 0.00% per annum (the “Minimum Rate”). Thereafter, the interest rate for any Floating Rate Interest Period will be a rate per annum equal to the sum of (A) the SOFR Index Average, as determined on the applicable Floating Rate Interest Determination Date (as defined on the reverse of this Security), and (B) 1.316% per annum, subject to the Minimum Rate (the “Floating Interest Rate”). The Floating Interest Rate will be reset quarterly on each Floating Rate Interest Reset Date (as defined on the reverse of this Security). The Fixed Interest Rate shall be calculated on the basis of a year of 360 days consisting of twelve (12) months of thirty (30) days each. The Floating Interest Rate shall be calculated on the basis of the actual number of days in each Interest Period and a year of 360 days.

If a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date (each as defined on the reverse of this Security) occurs when any interest rate on the Security (or any component part thereof) remains to be determined by reference to the SOFR Benchmark (as defined on the reverse of this Security), then the provisions of Section 2.02(d) of the Fourth Supplemental Indenture shall apply.

The interest so payable, and paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the Business Day immediately preceding each Interest Payment Date (whether or not a Business Day).

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in London, England in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

If any scheduled Fixed Rate Interest Payment Date, the Maturity Date or any date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Fixed Rate Interest Payment Date, Maturity Date or date of redemption or repayment. If any scheduled Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) is not a Business Day, such Floating Rate Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referred to herein and in Section 5.06(c) of the Base Indenture and Section 2.03 of the Fourth Supplemental Indenture, which are governed by, and construed in accordance with, Dutch law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OF THE UNITED STATES OR THE NETHERLANDS.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	ING GROEP N.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH As Trustee

By:
Authorized Signatory

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(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of March 29, 2017 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Fourth Supplemental Indenture, dated as of April 1, 2021 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the former shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to a principal amount of $750,000,000, which amount may be increased at the option of the Company without the consent of the Holders of the Securities of this Series. References herein to “this series” mean the series designated on the face hereof.

“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service.

“Calculation Agent” means The Bank of New York Mellon, London Branch, or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, London Branch, dated April 1, 2021.

“Event of Default” means (a) the Company is declared bankrupt by a court of competent jurisdiction in The Netherlands (or such other jurisdiction in which the Company may be organized), or (b) an order is made or an effective resolution is passed for the winding-up or liquidation of the Company, unless such order is made or such resolution is passed in relation to a merger, consolidation or similar transaction (i) that is permitted pursuant to Section 8.01 of the Base Indenture or (ii) with respect to which Holders of the Securities have, pursuant to Section 10.07 of the Base Indenture, waived the requirement of the Company to comply with Section 8.01 of the Base Indenture in connection with such merger, consolidation or other transaction. For the avoidance of doubt, any exercise of the Dutch Bail-In Power by the Relevant Resolution Authority shall not be an Event of Default.

“Floating Rate Interest Determination Date” means, for each Floating Rate Interest Period, the fifth U.S. Government Securities Business Day preceding the applicable Floating Rate Interest Reset Date (or the Call Date, with respect to the first Floating Rate Interest Reset Date).

“Floating Rate Interest Period” means the period from (and including) a Floating Rate Interest Payment Date (or the Call Date, in the case of the initial Floating Rate Interest Period) to (but excluding) the next succeeding Floating Rate Interest Payment Date.

“Floating Rate Interest Reset Date” means each of July 1, 2031, October 1, 2031 and January 1, 2032. If any Floating Rate Interest Reset Date would fall on a day that is not a Business Day, such Floating Rate Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Floating Rate Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

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“NY Federal Reserve” means the Federal Reserve Bank of New York.

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(i)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(ii)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website.

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative.

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement (as defined in the Indenture).

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“SOFR Index Average” for each Floating Rate Interest Period means the value of the SOFR rates for each day during the relevant Floating Rate Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the Floating Rate Interest Payment Date relating to such Floating Rate Interest Period (or in the final Floating Rate Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the first date of the relevant Floating Rate Interest Period (such date a “SOFR Index Determination Date”);

provided that, subject to the circumstances described in Section 2.02(d) of the Fourth Supplemental Indenture, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Floating Rate Interest Period shall be calculated by the Calculation Agent on the relevant Floating Rate Interest Determination Date as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

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“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein.

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day.

“SOFR Observation Period” means, in respect of each Floating Rate Interest Period, the period from (and including) the fifth U.S. Government Securities Business Day preceding the first date in such Floating Rate Interest Period to (but excluding) the fifth U.S. Government Securities Business Day preceding the Floating Rate Interest Payment Date (or in the final Floating Rate Interest Period, preceding the Maturity Date) for such Floating Rate Interest Period.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

This Security may be redeemed in certain circumstances at the option of the Company as set forth in the Indenture.

None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to Section 2.02(d) of the Fourth Supplemental Indenture, or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in Section 2.02(d) of the Fourth Supplemental Indenture or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

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By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent holder and beneficial owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by Section 2.02(d) of the Fourth Supplemental Indenture, and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to Section 2.02(d) of the Fourth Supplemental Indenture, without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of Section 2.02(d) of the Fourth Supplemental Indenture.

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with Section 2.02(d) of the Fourth Supplemental Indenture or any losses suffered in connection therewith.

Notwithstanding any other provision of Section 2.02(d) of the Fourth Supplemental Indenture, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

Subject to applicable law, neither any Holder nor Beneficial Owner of this Security may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, this Security or the Indenture and each Holder and Beneficial Owner of this Security, by virtue of its holding of this Security shall be deemed to have waived all such rights of set-off, netting, compensation or retention. If, notwithstanding the foregoing, any amounts due and payable to any Holder or Beneficial Owner of this Security by the Company in respect of, or arising under, this Security or the Indenture are discharged by set-off, such Holder or Beneficial Owner shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, in the event of its winding-up or administration, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust or otherwise for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place. By its acquisition of this Security, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities then Outstanding of

A-2-8

each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, if an Event of Default (as defined herein) occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Holder of this Security; provided that the Holder’s right to receive payment upon acceleration of the outstanding principal amount of this Security shall be subject to the Company’s obtaining the permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, as set forth in Section 11.09 of the Base Indenture, provided that at the relevant time and in the relevant circumstances such permission is required. For the avoidance of doubt, no failure by the Company to pay any interest when due or to comply with any other term, obligation or condition binding upon the Company under this Security or the Indenture shall entitle the Holder to accelerate the principal amount of this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Default as Trustee and offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series then Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity.

Notwithstanding any contrary provisions in this Security, nothing shall impair the right of a Holder of this Security under the Trust Indenture Act, absent such Holder’s consent, to sue for any payments due but unpaid with respect to this Security.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

A-2-9

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

By acquiring the Securities, the Holder and each Beneficial Owner of this Security, or any interest therein, acknowledges and agrees with and for the benefit of the Company and the Trustee as follows:

(i)	Dutch Bail-In Power. Such Holder and Beneficial Owner:

(a)

notwithstanding any other agreements, arrangements or understandings between the Company and such Holder or Beneficial Owner of the Securities, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein acknowledges, accepts, recognizes, agrees to be bound by and consents to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority that may result in the reduction (including to zero), cancellation or write-down (whether on a permanent basis or subject to write-up by the resolution authority) of all, or a portion, of the principal amount of, or interest on, the Securities and/or the conversion of all, or a portion of, the principal amount of, or interest on, the Securities into shares or claims which may give right to shares or other instruments of ownership or other securities or other obligations of the Company or obligations of another person (whether or not at the point of non-viability and independently of or in combination with a resolution action), including by means of a variation to the terms of the Securities (which may include amending the interest amount or the maturity or interest payment dates, including by suspending payment for a temporary period), or that the Securities must otherwise be applied to absorb losses, or any expropriation of the Securities, in each case to give effect to the exercise by the Relevant Resolution Authority of such Dutch Bail-In Power (whether at the point of non-viability or as taken together with a resolution action). Such Holder and Beneficial Owner of Securities or any interest therein further acknowledges and agrees that the rights of Holders and Beneficial Owners of the Securities or any interest therein are subject to, and will be varied, if necessary, so as to give effect to, the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. In addition, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise by the Relevant Resolution Authority of any power to suspend any payment in respect of the Securities for a temporary period;

(b)

acknowledges and agrees that no exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

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(c)

to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities;

(d)

acknowledges and agrees that, upon the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, (a) the Trustee shall not be required to take any further directions from Holders or Beneficial Owners of the Securities under Section 5.15 of the Base Indenture and (b) the Indenture shall impose no duties upon the Trustee whatsoever with respect to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. If Holders or Beneficial Owners of the Securities have given a direction to the Trustee pursuant to Section 5.15 of the Base Indenture hereof prior to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, such direction shall cease to be of further effect upon such exercise of any Dutch Bail-In Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Securities remain outstanding, then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Fourth Supplemental Indenture; and

(e)

(i) consents to the exercise of any Dutch Bail-In Power as it may be imposed without any prior notice by the Relevant Resolution Authority of its decision to exercise such power with respect to the Securities and (ii) authorizes, directs and requests DTC and any direct participant in DTC or other intermediary through which it holds the Securities to take any and all necessary action, if required, to implement the exercise of any Dutch Bail-In Power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder and such Beneficial Owner or the Trustee.

(ii)

Subsequent Investors’ Agreement. Holders or Beneficial Owners of Securities that acquire them in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the Dutch Bail-In Power and the limitations on remedies specified in the Base Indenture.

(iii)

Waiver of Claims. Such Holder or Beneficial Owner unconditionally and irrevocably agrees to each and every provision of the Indenture and this Security and waives, to the fullest extent permitted by the Trust Indenture Act and any other applicable law, any and all claims against the Trustee arising out of its acceptance of its trusteeship for the Securities.

(iv)

Successors and Assigns. All authority conferred or agreed to be conferred by the Holder or Beneficial Owner of this Security shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder or Beneficial Owner.

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Exhibit A-3

Form of Security

[THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY PURCHASING THIS SECURITY, IN THE ABSENCE OF A CHANGE IN LAW OR AN ADMINISTRATIVE OR JUDICIAL RULING TO THE CONTRARY, THE HOLDER AGREES TO CHARACTERIZE THIS SECURITY FOR ALL U.S. FEDERAL INCOME TAX PURPOSES AS PROVIDED ON THE FACE OF THIS SECURITY.]

ING GROEP N.V.

Callable Floating Rate Senior Notes due 2027

No. [    ]                                                                                                                                                                                    $

CUSIP NO. 456837 AX1

ISIN NO. US456837AX12

ING GROEP N.V., a holding company duly organized and existing under the laws of The Netherlands (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to                 , or registered assigns, the principal sum of $                 (                 Dollars), on April 1, 2027 (the “Maturity Date”), and to pay interest thereon from April 1, 2021 or the most recent Interest Payment Date to which interest has been paid or duly provided for, in accordance with the terms hereof. Interest shall be payable semi-annually in arrear on January 1, April 1, July 1 and October 1 in each year (each, an “Interest Payment Date”), until the principal hereof is paid or made available for payment. Interest shall be calculated on the basis of the actual number of days in each Interest Period and a year of 360 days.

The interest rate for the first Interest Period (as defined on the reverse of this Security) will be a rate per annum equal to the sum of (A) the SOFR Index Average (as defined on the reverse of this Security), as determined on March 25, 2021, and (B) 1.010% per annum, subject to a minimum rate of 0.00% per annum (the “Minimum Rate”). Thereafter, the interest rate for any Interest Period will a rate per annum equal to the sum of (A) the SOFR Index Average, as determined on the applicable Interest Determination Date (as defined on the reverse of this Security), and (B) 1.010% per annum, subject to the Minimum Rate (the “Floating Interest Rate”). The Floating Interest Rate will be reset quarterly on each Interest Reset Date (as defined on the reverse of this Security).

If a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date (each as defined on the reverse of this Security) occurs when any interest rate on the Security (or any component part thereof) remains to be determined by reference to the SOFR Benchmark (as defined on the reverse of this Security), then the provisions of Section 2.02(d) of the Fourth Supplemental Indenture shall apply.

The interest so payable, and paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest which shall be the Business Day immediately preceding each Interest Payment Date (whether or not a Business Day).

Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose in London, England in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

If the Maturity Date or any date of redemption or repayment is not a Business Day, interest and principal and/or any amount payable upon redemption of the Securities shall be payable on the next succeeding Business Day, but interest on that payment shall not accrue during the period from and after such scheduled Maturity Date or date of redemption or repayment. If any scheduled Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) is not a Business Day, such Interest Payment Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Interest Payment Date (other than the applicable Maturity Date or any date of redemption or repayment) shall be brought forward to the immediately preceding day that is a Business Day.

This Security shall be governed by and construed in accordance with the laws of the State of New York, except for the waiver of set-off provisions referred to herein and in Section 5.06(c) of the Base Indenture and Section 2.03 of the Fourth Supplemental Indenture, which are governed by, and construed in accordance with, Dutch law.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY OF THE UNITED STATES OR THE NETHERLANDS.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual or electronic signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

A-3-2

Exhibit A-3

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Date:	ING GROEP N.V.

By:
Name:
Title:

By:
Name:
Title:

Trustee’s Certificate of Authentication

This is one of the Securities of the series designated herein referred to in the Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH As Trustee

By:
Authorized Signatory

(Reverse of Security)

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” and each, a “Security”) issued and to be issued in one or more series under and governed by the Senior Debt Securities Indenture, dated as of March 29, 2017 (herein called the “Base Indenture”), between the Company and The Bank of New York Mellon, London Branch, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Base Indenture), as supplemented by the Fourth Supplemental Indenture, dated as of April 1, 2021 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture, the terms of which are incorporated herein by reference, for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Insofar as the provisions of the Indenture may conflict with the provisions set forth in this Security, the former shall control for purposes of this Security.

This Security is one of the series designated on the face hereof, limited to a principal amount of $400,000,000, which amount may be increased at the option of the Company without the consent of the Holders of the Securities of this Series. References herein to “this series” mean the series designated on the face hereof.

“Bloomberg Screen SOFRRATE Page” means the Bloomberg screen designated “SOFRRATE” or any successor page or service.

“Calculation Agent” means The Bank of New York Mellon, London Branch, or its successor appointed by the Company pursuant to the Calculation Agent Agreement between the Company and The Bank of New York Mellon, London Branch, dated April 1, 2021.

“Event of Default” means (a) the Company is declared bankrupt by a court of competent jurisdiction in The Netherlands (or such other jurisdiction in which the Company may be organized), or (b) an order is made or an effective resolution is passed for the winding-up or liquidation of the Company, unless such order is made or such resolution is passed in relation to a merger, consolidation or similar transaction (i) that is permitted pursuant to Section 8.01 of the Base Indenture or (ii) with respect to which Holders of the Securities have, pursuant to Section 10.07 of the Base Indenture, waived the requirement of the Company to comply with Section 8.01 of the Base Indenture in connection with such merger, consolidation or other transaction. For the avoidance of doubt, any exercise of the Dutch Bail-In Power by the Relevant Resolution Authority shall not be an Event of Default.

“Interest Determination Date” means, for each Interest Period, the fifth U.S. Government Securities Business Day preceding the applicable Interest Reset Date (or March 25, 2021, with respect to the first Interest Reset Date).

“ Interest Period” means the period from (and including) an Interest Payment Date (or the Issue Date, in the case of the initial Interest Period) to (but excluding) the next succeeding Interest Payment Date.

“Interest Reset Date” means every January 1, April 1, July 1 and October 1 in each year, commencing on July 1, 2021, and ending on (and including) January 1, 2027. If any Interest Reset Date would fall on a day that is not a Business Day, such Interest Reset Date will be postponed to the next succeeding Business Day. If the next succeeding Business Day falls in the next calendar month, however, then the relevant Interest Reset Date shall be brought forward to the immediately preceding day that is a Business Day.

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“NY Federal Reserve” means the Federal Reserve Bank of New York.

“NY Federal Reserve’s Website” means the website of the NY Federal Reserve, currently at www.newyorkfed.org, or any successor website of the NY Federal Reserve or the website of any successor administrator of SOFR.

“Reuters Page USDSOFR=” means the Reuters page designated “USDSOFR=” or any successor page or service.

“SOFR” means, with respect to any day (including any U.S. Government Securities Business Day), the rate determined by the Calculation Agent, as the case may be, in accordance with the following provisions:

(i)

the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Bloomberg Screen SOFRRATE Page, then the Secured Overnight Financing Rate published at the SOFR Determination Time, as such rate is reported on the Reuters Page USDSOFR= or, if no such rate is reported on the Reuters Page USDSOFR=, then the Secured Overnight Financing Rate that appears at the SOFR Determination Time on the NY Federal Reserve’s Website; or

(ii)

if the rate specified in (i) above does not appear, the SOFR published on the NY Federal Reserve’s Website for the first preceding U.S. Government Securities Business Day for which SOFR was published on the NY Federal Reserve’s Website.

“SOFR Benchmark” means, initially, the SOFR Index Average, provided that if a SOFR Benchmark Event has occurred with respect to the SOFR Index Average or the then-current SOFR Benchmark, then “SOFR Benchmark” means the applicable SOFR Benchmark Replacement (as defined in the Indenture).

“SOFR Benchmark Event” means the occurrence of one or more of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

a public statement or publication of information by or on behalf of the administrator of the SOFR Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the SOFR Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component);

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark (or such component), the central bank for the currency of the SOFR Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the SOFR Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the SOFR Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the SOFR Benchmark (or such component), which states that the administrator of the SOFR Benchmark (or such component) has ceased or will cease to provide the SOFR Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the SOFR Benchmark (or such component); or

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(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the SOFR Benchmark announcing that the SOFR Benchmark is no longer representative.

“SOFR Index Average” for each Interest Period means the value of the SOFR rates for each day during the relevant Interest Period as calculated by the Calculation Agent as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“dc” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“SOFR Index” means the SOFR Index in relation to any U.S. Government Securities Business Day as published by the NY Federal Reserve on the NY Federal Reserve’s Website at the SOFR Determination Time;

“SOFR IndexEnd” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the Interest Payment Date relating to such Interest Period (or in the final Interest Period, preceding the Maturity Date) (such date a “SOFR Index Determination Date”); and

“SOFR IndexStart” means the SOFR Index value on the date that is five U.S. Government Securities Business Days preceding the first date of the relevant Interest Period (such date a “SOFR Index Determination Date”), and for the initial Interest Period, the SOFR Index value on March 25, 2021;

provided that, subject to the circumstances described in Section 2.02(d) of the Fourth Supplemental Indenture, if the SOFR Index is not published on any relevant SOFR Index Determination Date and a SOFR Benchmark Event and its related SOFR Benchmark Replacement Date has not occurred, the “SOFR Index Average” for such Interest Period shall be calculated by the Calculation Agent on the relevant Interest Determination Date as follows:

with the resulting percentage being rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards, where:

“d” for any SOFR Observation Period, means the number of calendar days in the relevant SOFR Observation Period;

“do” for any SOFR Observation Period, means the number of U.S. Government Securities Business Days in the relevant SOFR Observation Period;

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“i” means a series of whole numbers from one to do, each representing the relevant U.S. Government Securities Business Days in chronological order from (and including) the first U.S. Government Securities Business Day in the relevant SOFR Observation Period;

“ni” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, means the number of calendar days from (and including) such U.S. Government Securities Business Day “i” up to (but excluding) the following U.S. Government Securities Business Day (“i+1”); and

“SOFRi” for any U.S. Government Securities Business Day “i” in the relevant SOFR Observation Period, is equal to SOFR in respect of that day “i”.

“SOFR Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current SOFR Benchmark (including the daily published component used in the calculation thereof):

(1)

in the case of clause (1) or (2) of the definition of “SOFR Benchmark Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the SOFR Benchmark permanently or indefinitely ceases to provide the SOFR Benchmark (or such component); or

(2)	in the case of clause (3) of the definition of “SOFR Benchmark Event,” the date of the public statement or publication of information referenced therein.

“SOFR Determination Time” means approximately 3:00 p.m. (New York City time) on the NY Federal Reserve’s Website on the immediately following U.S. Government Securities Business Day.

“SOFR Observation Period” means, in respect of each Interest Period, the period from (and including) the fifth U.S. Government Securities Business Day preceding the first date in such Interest Period to (but excluding) the fifth U.S. Government Securities Business Day preceding the Interest Payment Date (or in the final Interest Period, preceding the Maturity Date) for such Interest Period.

“U.S. Government Securities Business Day” means any day except for a Saturday, Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

This Security may be redeemed in certain circumstances at the option of the Company as set forth in the Indenture.

None of the Trustee, the Calculation Agent or any paying agents shall be responsible or liable for any determinations, decisions or elections made by the Company (or its designee) with respect to any waivers or consequential amendments to be effected pursuant to Section 2.02(d) of the Fourth Supplemental Indenture, or any other changes and shall be entitled to rely conclusively on any certifications provided to each of them in this regard.

No consent of the Holders of the Securities shall be required in connection with effecting the relevant SOFR Benchmark Replacement as described in Section 2.02(d) of the Fourth Supplemental Indenture or such other relevant adjustments pursuant to this section, including for the execution of, or amendment to, any documents or the taking of other steps by the Company (or its designee) or any of the parties to the Indenture or Calculation Agent Agreement (if required).

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By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent holder and beneficial owner acknowledges, accepts, agrees to be bound by, and consents to, the Company’s (or its designee’s) determination of the SOFR Benchmark Replacement, as contemplated by Section 2.02(d) of the Fourth Supplemental Indenture, and to any amendment or alteration of the terms and conditions of the Securities, including an amendment of the amount of interest due on the Securities, as may be required in order to give effect to Section 2.02(d) of the Fourth Supplemental Indenture, without the need for any further consent from the Holders of the Securities. The Trustee shall be entitled to rely on this deemed consent in connection with any supplemental indenture or amendment which may be necessary to give effect to the SOFR Benchmark Replacement or any application of Section 2.02(d) of the Fourth Supplemental Indenture.

By its acquisition of the Securities, each Holder and Beneficial Owner of the Securities and each subsequent holder and beneficial owner waives any and all claims in law and/or equity against the Trustee, the Calculation Agent and any paying agent for, agrees not to initiate a suit against the Trustee, the Calculation Agent and any paying agent in respect of, and agrees that neither the Trustee, the Calculation Agent or any paying agent will be liable for, any action that the Trustee, the Calculation Agent or any paying agent, as the case may be, takes, or abstains from taking, in each case in accordance with Section 2.02(d) of the Fourth Supplemental Indenture or any losses suffered in connection therewith.

Notwithstanding any other provision of Section 2.02(d) of the Fourth Supplemental Indenture, no SOFR Benchmark Replacement will be adopted, nor will the SOFR Benchmark Replacement Adjustment (as applicable) be applied, nor will any other amendments to the terms and conditions of the Securities be made, if and to the extent that, in the determination of the Company, the same could reasonably be expected to result in the exclusion of the Securities (in whole or in part) from the Company’s and/or the Regulatory Group’s minimum requirements for (A) own funds and eligible liabilities and/or (B) loss absorbing capacity instruments, in each case as such minimum requirements are applicable to the Company and/or the Regulatory Group and as determined in accordance with, and pursuant to, the relevant Loss Absorption Regulations.

Subject to applicable law, neither any Holder nor Beneficial Owner of this Security may exercise, claim or plead any right of set-off, netting, compensation or retention in respect of any amount owed to it by the Company in respect of or arising under, or in connection with, this Security or the Indenture and each Holder and Beneficial Owner of this Security, by virtue of its holding of this Security shall be deemed to have waived all such rights of set-off, netting, compensation or retention. If, notwithstanding the foregoing, any amounts due and payable to any Holder or Beneficial Owner of this Security by the Company in respect of, or arising under, this Security or the Indenture are discharged by set-off, such Holder or Beneficial Owner shall, subject to applicable law, immediately pay an amount equal to the amount of such discharge to the Company (or, in the event of its winding-up or administration, the liquidator or administrator of the Company, as the case may be) and, until such time as payment is made, shall hold an amount equal to such amount in trust or otherwise for the Company (or the liquidator or administrator of the Company, as the case may be) and, accordingly, any such discharge shall be deemed not to have taken place. By its acquisition of this Security, each Holder and Beneficial Owner agrees to be bound by these provisions relating to waiver of set-off.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities then Outstanding of

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each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series then Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past Defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in and subject to the provisions of the Indenture, if an Event of Default (as defined herein) occurs, the outstanding principal amount of this Security, together with any accrued but unpaid interest thereon, shall become immediately due and payable, without the need of any further action on the part of the Holder of this Security; provided that the Holder’s right to receive payment upon acceleration of the outstanding principal amount of this Security shall be subject to the Company’s obtaining the permission of the Relevant Resolution Authority and/or Competent Authority, as appropriate, as set forth in Section 11.09 of the Base Indenture, provided that at the relevant time and in the relevant circumstances such permission is required. For the avoidance of doubt, no failure by the Company to pay any interest when due or to comply with any other term, obligation or condition binding upon the Company under this Security or the Indenture shall entitle the Holder to accelerate the principal amount of this Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Default with respect to the Securities of this series, the Holders of not less than 25% in aggregate principal amount of the Securities of this series then Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Default as Trustee and offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request, the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series then Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity.

Notwithstanding any contrary provisions in this Security, nothing shall impair the right of a Holder of this Security under the Trust Indenture Act, absent such Holder’s consent, to sue for any payments due but unpaid with respect to this Security.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of this Security is payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing. Thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

This Securities of this series are issuable only in registered form without coupons in denominations of $200,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

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No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

By acquiring the Securities, the Holder and each Beneficial Owner of this Security, or any interest therein, acknowledges and agrees with and for the benefit of the Company and the Trustee as follows:

(i)	Dutch Bail-In Power. Such Holder and Beneficial Owner:

(a)

notwithstanding any other agreements, arrangements or understandings between the Company and such Holder or Beneficial Owner of the Securities, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein acknowledges, accepts, recognizes, agrees to be bound by and consents to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority that may result in the reduction (including to zero), cancellation or write-down (whether on a permanent basis or subject to write-up by the resolution authority) of all, or a portion, of the principal amount of, or interest on, the Securities and/or the conversion of all, or a portion of, the principal amount of, or interest on, the Securities into shares or claims which may give right to shares or other instruments of ownership or other securities or other obligations of the Company or obligations of another person (whether or not at the point of non-viability and independently of or in combination with a resolution action), including by means of a variation to the terms of the Securities (which may include amending the interest amount or the maturity or interest payment dates, including by suspending payment for a temporary period), or that the Securities must otherwise be applied to absorb losses, or any expropriation of the Securities, in each case to give effect to the exercise by the Relevant Resolution Authority of such Dutch Bail-In Power (whether at the point of non-viability or as taken together with a resolution action). Such Holder and Beneficial Owner of Securities or any interest therein further acknowledges and agrees that the rights of Holders and Beneficial Owners of the Securities or any interest therein are subject to, and will be varied, if necessary, so as to give effect to, the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. In addition, by acquiring any Securities, such Holder and Beneficial Owner of Securities or any interest therein further acknowledges, agrees to be bound by, and consents to the exercise by the Relevant Resolution Authority of any power to suspend any payment in respect of the Securities for a temporary period;

(b)

acknowledges and agrees that no exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities shall give rise to a default for purposes of Section 315(b) (Notice of Default) and Section 315(c) (Duties of the Trustee in Case of Default) of the Trust Indenture Act;

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(c)

to the extent permitted by the Trust Indenture Act, waives any and all claims against the Trustee for, agrees not to initiate a suit against the Trustee in respect of, and agrees that the Trustee shall not be liable for, any action that the Trustee takes, or abstains from taking, in either case in accordance with the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities;

(d)

acknowledges and agrees that, upon the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, (a) the Trustee shall not be required to take any further directions from Holders or Beneficial Owners of the Securities under Section 5.15 of the Base Indenture and (b) the Indenture shall impose no duties upon the Trustee whatsoever with respect to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority. If Holders or Beneficial Owners of the Securities have given a direction to the Trustee pursuant to Section 5.15 of the Base Indenture hereof prior to the exercise of any Dutch Bail-In Power by the Relevant Resolution Authority, such direction shall cease to be of further effect upon such exercise of any Dutch Bail-In Power and shall become null and void at such time. Notwithstanding the foregoing, if, following the completion of the exercise of the Dutch Bail-In Power by the Relevant Resolution Authority with respect to the Securities, the Securities remain outstanding, then the Trustee’s duties under the Indenture shall remain applicable with respect to the Securities following such completion to the extent that the Company and the Trustee shall agree pursuant to a supplemental indenture or an amendment to the Fourth Supplemental Indenture; and

(e)

(i) consents to the exercise of any Dutch Bail-In Power as it may be imposed without any prior notice by the Relevant Resolution Authority of its decision to exercise such power with respect to the Securities and (ii) authorizes, directs and requests DTC and any direct participant in DTC or other intermediary through which it holds the Securities to take any and all necessary action, if required, to implement the exercise of any Dutch Bail-In Power with respect to the Securities as it may be imposed, without any further action or direction on the part of such Holder and such Beneficial Owner or the Trustee.

(ii)

Subsequent Investors’ Agreement. Holders or Beneficial Owners of Securities that acquire them in the secondary market shall be deemed to acknowledge, agree to be bound by and consent to the same provisions specified herein to the same extent as the Holders or Beneficial Owners of the Securities that acquire the Securities upon their initial issuance, including, without limitation, with respect to the acknowledgement and agreement to be bound by and consent to the terms of the Securities, including in relation to the Dutch Bail-In Power and the limitations on remedies specified in the Base Indenture.

(iii)

Waiver of Claims. Such Holder or Beneficial Owner unconditionally and irrevocably agrees to each and every provision of the Indenture and this Security and waives, to the fullest extent permitted by the Trust Indenture Act and any other applicable law, any and all claims against the Trustee arising out of its acceptance of its trusteeship for the Securities.

(iv)

Successors and Assigns. All authority conferred or agreed to be conferred by the Holder or Beneficial Owner of this Security shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of such Holder or Beneficial Owner.

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